UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011

UTi Worldwide Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	000-31869	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Columbus Centre, Pelican Drive Road Town, Tortola c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA	90802
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 562.552.9400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

Current Report on Form 8-K
January 13, 2011

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed by UTi Worldwide Inc. (the “Company”), it has been anticipated that William T. Gates, the Company’s Executive Vice President; President, Contract Logistics and Distribution, would retire sometime in January 2011. On January 13, 2011, Mr. Gates notified the Company that he will retire after the completion of the Company’s current fiscal year on January 31, 2011.

Effective February 1, 2011, Mr. Ed Feitzinger, a current employee of the Company, will succeed Mr. Gates as the Company’s Executive Vice President, Global Contract Logistics & Distribution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.

Date:	January 14, 2011	By:	/s/ Lance E. D’Amico

Lance E. D’Amico
Senior Vice President, Enterprise Support Services & General Counsel